Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (the “Report”) by Southside Bancshares, Inc. (“Registrant”), the undersigned hereby certify that to their knowledge:

Date: May 7, 2007	By:	/s/ B. G. HARTLEY
B. G. Hartley
Chairman of the Board and Chief Executive Officer

Date: May 7, 2007	By:	/s/ LEE R. GIBSON
Lee R. Gibson, CPA
Executive Vice President and Chief Financial Officer